AGRIUM INC.

FORM OF PROXY FOR VOTING OPTIONHOLDERS FOR THE SPECIAL MEETING OF AGRIUM SECURITYHOLDERS TO BE HELD ON THURSDAY, NOVEMBER 3, 2016

The undersigned hereby appoints Derek G. Pannell or, failing him, Charles V. Magro, or instead of either of the foregoing,                                         , as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the special meeting (the “Meeting”) of the holders (the “Agrium Shareholders”) of common shares of Agrium Inc. (“Agrium”) and the holders (“Agrium Voting Optionholders”) of the Agrium Voting Options (as defined in the arrangement agreement dated September 11, 2016, between Agrium and Potash Corporation of Saskatchewan Inc. (“PotashCorp”)), to be held on November 3, 2016 at 1:00 p.m. (Calgary time), and at any adjournment or postponement of the Meeting, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting, with authority to vote at the proxyholder’s discretion except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the Agrium Voting Options represented by this proxy in the following manner:

1.	FOR ☐ or AGAINST ☐ the special resolution, the full text of which is set forth in Appendix A to the accompanying joint information circular dated October 3, 2016 (the “Information Circular”), approving a plan of arrangement under section 192 of the Canada Business Corporations Act involving, among others, Agrium, Agrium Shareholders, PotashCorp, shareholders of PotashCorp and a newly-incorporated parent entity formed to manage and hold the combined businesses of Agrium and PotashCorp, all as more particularly described in the accompanying Information Circular.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF AGRIUM. THE AGRIUM VOTING OPTIONS REPRESENTED BY THIS PROXY WILL BE VOTED, WHERE THE AGRIUM VOTING OPTIONHOLDER HAS GIVEN A CHOICE ABOVE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR THE ABOVE MATTER OF BUSINESS. THE PERSON OR PERSONS APPOINTED UNDER THIS PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTER SPECIFIED IN THIS PROXY AND THE NOTICE OF MEETING, AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, IN EACH INSTANCE, TO THE EXTENT PERMITTED BY LAW, WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER THAT COMES BEFORE THE MEETING IS ROUTINE AND WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER THAT COMES BEFORE THE MEETING IS CONTESTED. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND INFORMATION CIRCULAR.

The undersigned hereby revokes any prior submitted proxies.

DATED this day of , 2016.

Signature of Agrium Voting Optionholder

Name of Agrium Voting Optionholder (Please Print)

NOTES:

1.	AN AGRIUM VOTING OPTIONHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE AN AGRIUM VOTING OPTIONHOLDER, TO ATTEND AND ACT ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH OTHER PERSON’S NAME IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE AND STRIKING OUT THE OTHER NAMES OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, BY DELIVERING THE COMPLETED FORM OF PROXY TO AGRIUM AS INDICATED BELOW.

2.	This form of proxy must be dated and executed by the Agrium Voting Optionholder (using exactly the same name in which the Agrium Voting Options are registered) or by his or her attorney authorized in writing. A form of proxy signed by a person acting as attorney or in some other representative capacity should reflect such person’s capacity following his or her signature and should be accompanied by the appropriate instrument evidencing qualification and authority to act. If the Agrium Voting Options are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy.

3.	If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Agrium Voting Optionholder by Agrium.

4.	In order for this form of proxy to be effective, it must be signed, dated and deposited with CST Trust Company, Attention Proxy Department, P.O. Box 721, Agincourt, Ontario, M1S 0A1, so that it arrives not less than 48 hours (excluding Saturdays, Sundays and holidays in the Province of Alberta) before the Meeting or any adjournment or postponement thereof. Late proxies may be accepted or rejected by the Chair of the Meeting at his or her discretion and the Chair of the Meeting is under no obligation to accept or reject any particular late proxy. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice.

If you are unable to attend the Meeting in person, you should complete and execute this form of proxy and return it in the envelope provided for that purpose. Proxies must be received by 1:00 p.m. (Calgary time) on November 1, 2016.

YOU MAY ALSO VOTE USING THE INTERNET, TELEPHONE OR FAX

24 HOURS A DAY, 7 DAYS A WEEK

TO VOTE USING THE INTERNET WWW.CSTVOTEMYPROXY.COM	TO VOTE BY TELEPHONE 1-888-489-5760	TO VOTE BY FAX* 1-866-781-3111 (IN NORTH AMERICA) 1-416-368-2502 (OUTSIDE NORTH AMERICA) *BOTH SIDES OF THIS FORM OF PROXY

To vote by using the internet or telephone, you will need to provide your 13-digit CONTROL NUMBER listed in this form of proxy. If you vote by using the internet or telephone, DO NOT mail or fax back this form of proxy. Votes made by internet, telephone or fax must be received by 1:00 p.m. (Calgary time) on November 1, 2016.